EXHIBIT 10.11

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED

COLLATERAL AGENCY AGREEMENT

THIS THIRD AMENDMENT to FOURTH AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT, dated as of October 26, 2018 (this “Amendment”), is among WORLD OMNI LT, a Delaware statutory trust (the “Borrower”), WORLD OMNI LEASE FINANCE LLC, a Delaware limited liability company (“WOLF LLC”), AUTO LEASE FINANCE LLC, a Delaware limited liability company (the “Initial Beneficiary”), AL HOLDING CORP., a Delaware corporation (“ALHC”), as Closed-End Collateral Agent, BANK OF AMERICA, N.A. (the “Deal Agent”), U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), as Closed-End Administrative Agent and the lenders party hereto (the “Required Warehouse Lenders”).

Background

1.             The Borrower, the Initial Beneficiary, ALHC, the Deal Agent, U.S. Bank and certain secured parties from time to time have entered into that certain Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009, as amended by the First Amendment to Fourth Amended and Restated Collateral Agency Agreement, among the Borrower, WOLF LLC, the Initial Beneficiary, ALHC, the Deal Agent, U.S. Bank and certain secured parties, dated as of October 30, 2015 and as amended by the Second Amendment to the Fourth Amended and Restated Collateral Agency Agreement, among the Borrower, WOLF LLC, the Initial Beneficiary, ALHC, the Deal Agent, U.S. Bank and certain secured parties, dated as of October 27, 2017 (as further amended, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.             The parties hereto desire to amend the Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

SECTION 1.            Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

SECTION 2.            Amendments to the Agreement. The Agreement is hereby amended as follows:

2.1            The definition of “Wind-Down Borrowing Base” in Appendix A to the Agreement is hereby amended by deleting the reference to “Total Reserve Lease Principal Balance” therein and changing it to “Total Lease Principal Balance”.

2.2            Clause (c) of the definition of “Qualifying Hedge Contract” in Appendix A to the Agreement is hereby amended and restated in its entirety as set forth below:

 “(c)  copies of each master agreement entered into with each counterparty and each confirmation issued thereunder shall have been delivered to the Closed-End Collateral Agent to be held by the Closed-

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End Collateral Agent on behalf of each Warehouse Facility Agent; and”

SECTION 3.            Miscellaneous. The Agreement, as amended hereby, remains in full force and effect. Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement as amended hereby, unless otherwise expressly stated. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to otherwise applicable principles of conflicts of law (other than Section 5-1401 of the New York General Obligations Law). This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

SECTION 4.            Effective Date of this Amendment. This Amendment shall become effective on the date that the Deal Agent shall have received the following:

 (a)           counterparts of this Amendment (including facsimile copies) duly executed by all of the parties hereto;

 (b)           an Officer’s Certificate of the Borrower to the Closed-End Administrative Agent to the effect that this Amendment will not materially adversely affect the interests of any Exchange Noteholder; and

 (c)           a tax opinion, as required pursuant to Section 9.5 of the Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

WORLD OMNI LT.,
as Borrower

By:	VT INC., as trustee

By:	/s/ Christopher J. Nuxoll
Name:	Christopher J. Nuxoll
Its:	Vice President

AUTO LEASE FINANCE LLC,
as Initial Beneficiary

By:	/s/ Bryan Romano
Name:	Bryan Romano
Its:	Assistant Treasurer

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AL HOLDING CORP.
as Closed-End Collateral Agent

By:	/s/ Denise Veidt
Name:	Denise Veidt
Title:	Vice President

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BANK OF AMERICA, N.A.,
as Deal Agent, Group Agent and as an Alternate Lender

By:	/s/ Christopher C. Jonas
Name:	Christopher C. Jonas
Title:	Director

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U.S. BANK NATIONAL ASSOCIATION,
as Closed-End Administrative Agent

By:	/s/ Christopher J. Nuxoll
Name:	Christopher J. Nuxoll
Its:	Vice President

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GOTHAM FUNDING CORPORATION,
as a Conduit Lender

By:	/s/ Kevin J. Corrigan
Name:	Kevin J. Corrigan
Its:	Vice President

MUFG BANK, LTD.,
as a Group Agent

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Its:	Managing Director

MUFG BANK, LTD.,
as an Alternate Lender

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Its:	Managing Director

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TD SECURITIES INC.,
as a Group Agent

By:	/s/ Peter O'Sullivan
Name:	Peter O'Sullivan
Title:	Director

THE TORONTO-DOMINION BANK,
as an Alternate Lender

By:	/s/ Bradley Purkis
Name:	Bradley Purkis
Title:	Managing Director

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WELLS FARGO BANK, N.A.,
as a Group Agent and as an Alternate Lender

By:	/s/ Austin Vanassa
Name:	Austin Vanassa
Title:	Director

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ACKNOWLEDGED AND AGREED:
WORLD OMNI LEASE FINANCE LLC

By:	/s/ Bryan Romano
Name:	Bryan Romano
Title:	Assistant Treasurer

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